UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 21, 2022

INVACARE CORPORATION

(Exact name of Registrant as specified in its charter)

Ohio	001-15103	95-2680965
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Invacare Way, Elyria, Ohio 44035
(Address of principal executive offices, including zip code)

(440) 329-6000
(Registrant’s telephone number, including area code)

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(Former name, former address and former fiscal year, if changed since last report)
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Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Shares, without par value	IVC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
This Amendment No. 1 on Form 8-K/A ("Form 8-K/A") amends the Current Report on Form 8-K of Invacare Corporation (the "Company") filed on November 21, 2022 (the "Original Report").
This Form 8-K/A is being filed to (i) amend and restate the disclosure in Item 1.01 solely for the purpose of correcting the last sentence of the third paragraph of Item 1.01 and (ii) file a corrected version of Exhibit 10.1 of the Original Report.
Except as expressly set forth herein, this Form 8-K/A does not amend or modify any other item or disclosure contained in the Original Report.

Item 1.01. Entry into a Material Definitive Agreement.
On November 21, 2022, Invacare Corporation (the "Company") entered into an Amendment No. 1 to Cooperation Agreement (the "Amendment") with Azurite Management LLC, Steven H. Rosen, Crawford United Corporation, Edward F. Crawford and Matthew V. Crawford (collectively, "Azurite"), which amended the Cooperation Agreement entered into by the Company and Azurite on August 22, 2022 (the "Original Agreement").
The Original Agreement provided that certain obligations of the Company with respect to the directors of the Company designated by Azurite would terminate if Azurite and its affiliates do not own at least 3,946,558 Common Shares of the Company. The Amendment reduced the amount of that share ownership threshold to 3,600,000 Common Shares of the Company.
The Original Agreement also provided that Azurite is subject to certain standstill provisions, including one provision that prohibited Azurite from offering to acquire, agreeing to acquire or acquiring rights to acquire, directly or indirectly, any voting securities of the Company which would result in the ownership or control of, or other beneficial ownership interest, in excess of 19.9% of the then-outstanding Common Shares. The Amendment reduced the percentage of that beneficial ownership interest threshold to 9.995% of the total voting power represented by all shares of capital stock of the Company.
The foregoing description of terms and conditions of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K, and the Original Agreement, a copy of which is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on August 22, 2022, and each of which is incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1	Amendment No.1 to Cooperation Agreement, dated November 21, 2022, by and between the Company and Azurite.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVACARE CORPORATION
(Registrant)

Date: November 22, 2022	By:	/s/ Anthony C. LaPlaca
	Name:	Anthony C. LaPlaca
	Title:	Senior Vice President, General Counsel,
Chief Administrative Officer and Secretary

Exhibit Index

Exhibit Number	Description of Exhibit

10.1	Amendment No.1 to Cooperation Agreement, dated November 21, 2022, by and between the Company and Azurite.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).